                                                                         December 9, 2011

DREYFUS EMERGING ASIA FUND

Supplement to Current Prospectus

The following information supplements and supersedes any contrary information contained in the prospectus for the above-referenced fund (the “Fund”).

The Dreyfus Corporation has contractually agreed, until July 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses) exceed 1.65%.